CASH COLLATERAL AND DISBURSEMENT AGREEMENT



          CASH COLLATERAL AND DISBURSEMENT AGREEMENT, dated as of May 20, 1997 (the "Agreement"), among XCL Ltd., a Delaware corporation (the "Company"), Fleet National Bank, as trustee for the Holders (in such capacity, together with its successor in trust appointed pursuant to the Indenture, the "Trustee") under an Indenture, dated the date hereof, by and between the Company and the Trustee (such Indenture, as amended, supplemented or otherwise modified from time to time, the "Indenture"), Fleet National Bank, as Disbursement Agent (the "Disbursement Agent") and Herman J. Schellstede & Associates, Inc., as representative acting on behalf of the Holders, as such term is defined in the Indenture ("Representative").

                    W I T N E S S E T H:

          WHEREAS, the Company has entered into the Indenture pursuant to which the Company will issue $75,000,000 aggregate principal amount of 13.50% Senior Secured Notes due May 1, 2004, Series A ("Initial Notes") and 13.50% Senior Secured Notes due May 1, 2004, Series B to be issued in exchange for the Initial Notes pursuant to a Registration Rights Agreement (the "Exchange Notes" and, together with the Private Exchange Notes (as defined in the Indenture) and the Initial Notes, the "Notes");

          WHEREAS, as security for the prompt and complete payment and performance in full of the Company's obligations under the Indenture and the Notes, the Company has granted to the Trustee a first "Lien" on, and "Security Interest" in, the "Collateral" pursuant to the provisions of the Security Agreement, Pledge and Financing Agreement of even date herewith by and between the Company and the Trustee (the "Security Agreement"), as each such term is defined in the Security Agreement; and

          WHEREAS, the Disbursement Agent has agreed to take such action with respect to the Collateral as is specified herein.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                        ARTICLE I

                       DEFINITIONS

          SECTION 1.1          Certain Defined Terms.
Capitalized terms used but not defined herein and in any schedules and exhibits hereto shall have the meanings set forth in the Indenture.

          SECTION 1.2          Computation of Time Periods.
In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including", the word "through" means "to and including" and the words "to" and "until" each means "to but excluding."

                        ARTICLE II

                    DISBURSEMENT AGENT

          SECTION 2.1          Appointment and Duties.

               (a)     The Company and the Trustee (on
behalf of the Holders of Notes) hereby designate and appoint Fleet National Bank as the Disbursement Agent under this Agreement, and authorize the Disbursement Agent to take such actions, exercise such powers and perform such duties as are expressly delegated to the Disbursement Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere herein, the Disbursement Agent shall not have any duties or responsibilities except those expressly set forth herein, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Disbursement Agent. If the Disbursement Agent consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to another entity, the resulting surviving or transferee entity, without any further act, shall be the successor Disbursement Agent

               (b)     The Disbursement Agent shall give
written notice to the Trustee and the Company of any action taken by it hereunder (provided that no such notice need be given under circumstances in which the Trustee and the Company shall have received such notice by any other Person pursuant to the terms of any such document); such notice shall be given prior to the taking of such action unless the Disbursement Agent determines that to do so would be detrimental to the interests of the Holders of Notes, in which event such notice shall be given promptly after the taking of such action.

               (c) The Disbursement Agent shall maintain appropriate books and records with respect to the Collateral in which shall be recorded all deposits in and disbursements from the Collateral Accounts (as defined in Section 4.1) and any Collateral Investments (as defined in Section 4.3) made by the Disbursement Agent and shall permit the Trustee and the Company or any of their agents or representatives to inspect and to make copies of such books and records at the Company's sole cost and expense.

               (d)     The Disbursement Agent shall use its
good faith efforts and utilize prudence in performing its duties hereunder consistent with those of similar and prudent institutions disbursing disbursement control funds.

          SECTION 2.2          Rights of Disbursement Agent.

               (a)     The Disbursement Agent may execute
any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to rely on advice of counsel concerning all matters pertaining to such duties, and shall be protected in respect of any action taken in good faith and in accordance with such advice.

               (b)     Neither the Disbursement Agent nor
any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (except for its or such Person's own gross negligence or willful misconduct), or responsible in any manner to any of the Holders of Notes for any recitals, statements, representations or warranties made by the Company or the Representative or any officer thereof contained in any certificate, report, statement or other document referred to or provided for in, or received by the Disbursement Agent under or in connection with, this Agreement. The Disbursement Agent shall not be under any obligation to any Holders of Notes to inspect the properties, books or records of the Company.

               (c)     The Disbursement Agent shall be
entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Disbursement Agent. The Disbursement Agent shall be fully justified in failing or refusing to take any action hereunder if such action would, in the opinion of the Disbursement Agent, be contrary to law or the terms of this Agreement.

               (d) If, with respect to a proposed action to be taken by it, the Disbursement Agent shall determine in good faith that the provisions of this Agreement relating to the functions or responsibilities or discretionary powers of the Disbursement Agent are or may be ambiguous or inconsistent, the Disbursement Agent shall notify the Company, the Trustee and the Representative (identifying the proposed action and the provisions that it considers are or may be ambiguous or inconsistent) and may decline either to perform such function or responsibility or to exercise such discretionary power unless it has received the written confirmation of each of the Company and the Trustee that it concurs, in the circumstances, that the action proposed to be taken by the Disbursement Agent is consistent with the terms of this Agreement or is otherwise appropriate.

               (e)     The Disbursement Agent shall not be
deemed to have knowledge or notice of the occurrence of any Event of Default unless the Disbursement Agent has received written notice from the Trustee or the Company, describing such Event of Default and stating that such notice is a "notice of default." The Disbursement Agent shall take such action with respect to such Event of Default as shall be required by this Agreement. No provision of this Agreement shall require the Disbursement Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          SECTION 2.3          Resignation and Removal of
Disbursement Agent.

               (a)     Subject to the appointment and
acceptance of a successor Disbursement Agent as provided below, the Disbursement Agent may, at any time, give a notice of resignation to the Trustee, the Company and the Representative. Upon receipt of any such notice of resignation, the Company shall have the right to appoint a successor Disbursement Agent, which shall be a bank or trust company reasonably acceptable to the Trustee (including a successor Trustee under the Indenture). If no successor Disbursement Agent shall have been appointed by the Company and shall have accepted such appointment within 30 days after the retiring Disbursement Agent's giving of notice of resignation, then the retiring Disbursement Agent may appoint a successor Disbursement Agent, which shall be a bank or trust company reasonably acceptable to the Company and the Trustee.

               (b)     Each of the Trustee and the Company
shall have the right, upon the expiration of thirty (30) days following delivery of written notice to the Disbursement Agent and the other party, to cause the Disbursement Agent to be relieved of its duties hereunder and to select a successor Disbursement Agent to serve hereunder, which shall be a bank or trust company reasonably acceptable to the other party; provided, however, that any successor Disbursement Agent selected by the Company shall also be the Trustee so long as the Trustee is willing to accept such selection.

               (c)     Upon the acceptance of any
appointment as Disbursement Agent hereunder by a successor Disbursement Agent, such successor Disbursement Agent, the Trustee, the Company and the Representative shall enter into an agreement substantially identical to this Agreement, such agreement shall provide that such successor Disbursement Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Disbursement Agent, and that the retiring Disbursement Agent shall be discharged from its duties and obligations hereunder and the retiring Disbursement Agent shall promptly transfer all Collateral (as hereinafter defined) within its possession or control to the possession or control of the successor Disbursement Agent and shall execute and deliver such notices, instructions and assignments as may be necessary to transfer the rights of the Disbursement Agent with respect to the Collateral to the successor Disbursement Agent. After any retiring Disbursement Agent's resignation or removal hereunder as Disbursement Agent, the provisions of this Article shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Disbursement Agent.

          SECTION 2.4          Successor Disbursement Agent
by Merger, Etc.

               If the Disbursement Agent consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another bank or trust company, then the resulting, surviving or transferee bank or trust company, without any further act, shall be the successor Disbursement Agent.

                        ARTICLE III

                       REPRESENTATIVE

          SECTION 3.1 Appointment. The Company hereby designates and appoints Herman J. Schellstede & Associates, Inc. as the Representative under this Agreement, and authorizes the Representative to take such actions, exercise such powers and perform such duties as are expressly delegated to the Representative by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere herein, the Representative shall not have any duties or responsibilities, except those expressly set forth herein, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Representative.

          SECTION 3.2 Duties. The Representative's sole duty shall be to review the Disbursement Certificate (as defined below) submitted by the Company and to issue the Representative's Certificate (as defined below) approving the request for the disbursement of funds set forth in the Disbursement Certificate. The Representative shall deliver the Representative's Certificate to the Disbursement Agent approving the request for disbursement of funds made in the Disbursement Certificate, if and only if, the Representative satisfies itself that the Chinese Ministry of Foreign Trade and Economic Cooperation or any other requisite Chinese governmental authority with jurisdiction (collectively, "MOFTEC") has approved the Overall Development Plan for the C-D Field of the Zhao Dong Block. No other grounds for disapproving such request for disbursement shall be permitted. If the Representative is unable to approve the request for disbursement set forth in the Disbursement Certificate within five (5) Business Days after receipt thereof, the Representative shall give written notice to such effect to the Company, the Disbursement Agent and the Trustee. As used herein, the terms "Contract", "Zhao Dong Block" and "Overall Development Plan" and "C-D Field" shall have the meanings ascribed thereto in the Offering Memorandum.

          SECTION 3.3          Rights of Representative.

               (a)     The Representative may execute any of
its duties under this Agreement by or through agents and shall be entitled to advice of counsel concerning all matters pertaining to such duties.

               (b) Neither the Representative nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (except for its or such Person's own gross negligence or willful misconduct).

               (c)     The Representative shall be entitled
to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Representative. The Representative shall be fully justified in failing or refusing to taken any action hereunder if such action would, in the opinion of the Representative, be contrary to law or the terms of this Agreement.

               (d) If, with respect to a proposed action to be taken by it, the Representative shall determine in good faith that the provisions of this Agreement relating to the functions or responsibilities or discretionary powers of the Representative are or may be ambiguous or inconsistent, the Representative shall notify the Company and the Trustee (identifying the proposed action and the provisions that it considers are or may be ambiguous or inconsistent) and may decline either to perform such function or responsibility or to exercise such discretionary power unless it has received the written confirmation of each of the Company and the Trustee that it concurs, in the circumstances, that the action proposed to be taken by the Representative is consistent with the terms of this Agreement or is otherwise appropriate.

          SECTION 3.4          Resignation and Removal of
Representative.

               (a)     Subject to the appointment and
acceptance of a successor Representative as provided below, the Representative may, at any time, give a notice of resignation to the Trustee and the Company. Upon receipt of any such notice, the Trustee shall have the right to appoint a successor Representative, which successor shall not be affiliated with, or under the control of, the Company or any of its Affiliates. If no successor Representative shall have been appointed by the Trustee and shall have accepted such appointment within 30 days after the retiring Representative's giving of notice of resignation, then the retiring Representative may appoint a successor Representative, which shall be reasonably acceptable to the Company but not affiliated with, or under the control of, the Company or any of its Affiliates.

               (b) Upon a written request by the Holders of a majority in aggregate principal amount of the outstanding Notes, the Trustee shall have the right, upon the expiration of thirty (30) days following delivery of written notice to the Representative, the Company, the Trustee and the Disbursement Agent, to cause the Representative to be relieved of its duties hereunder and to select a successor Representative to serve hereunder, which shall be reasonably acceptable to the Company.

               (c)     Upon the acceptance of any
appointment as Representative hereunder by a successor Representative, (i) such agreement shall provide that such successor Representative, the Trustee, the Company and the Disbursement Agent shall enter into an agreement substantially identical to this Agreement, (ii) such successor Representative shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Representative, and that the retiring Representative shall be discharged from its duties and obligations hereunder. After any retiring Representative's resignation or removal hereunder as Representative, the provisions of this Article shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Representative.

                           ARTICLE IV

                     COLLATERAL ACCOUNTS

          SECTION 4.1 Establishment of Collateral Accounts. There are hereby established with and at the Disbursement Agent two custodial accounts (the first such account is referred to herein as the "Principal Account", the second such account is referred to herein as the "Capitalized Interest Account" and both such Accounts are referred to herein collectively as the "Collateral Accounts") in the name of the Company, as both such accounts are more fully identified on Schedule I to the Security Agreement, under the sole dominion and control of the Trustee and the Disbursement Agent. Funds shall be released from the Collateral Accounts only in accordance with Article V.

          SECTION 4.2          Deposits to Collateral
Accounts. Pursuant to the Purchase Agreement, the Initial Purchaser, acting on behalf of the Company shall deposit $60,375,000 in immediately available funds in the Principal Account and $14,625,000 in immediately available funds in the Capitalized Interest Account representing, collectively, all of the proceeds in respect of the issuance and sale of the Units (including an amount equal to the Initial Purchaser's discount). Such funds shall be invested in Collateral Investments as provided in Section 4.3(b)(ii).

          SECTION 4.3          Security Interest.

               (a)     As security for the prompt and
complete payment and performance in full of all its "Obligations" (as such term is defined in the Indenture) under the Indenture and the Notes, the Company has agreed, pursuant to the Security Agreement, to pledge, assign and grant to the Trustee, for the equal and ratable benefit of the Holders, a Security Interest in all of its right, title and interest in and to the Collateral.

               (b)     The Disbursement Agent acknowledges
notice of, and consents to the terms and provisions of, the Security Agreement and agrees that:

                    (i)     notwithstanding anything to the
contrary in this or any other agreement relating to the Collateral, the Collateral is and will be subject to the terms and conditions of the Security Agreement and the Indenture, will be held in trust on behalf of the Trustee for the equal and ratable benefit of the Holders and not commingled with any ordinary deposit or commercial bank account, will be maintained with the corporate trust department of the Disbursement Agent solely for the Trustee for the equal and ratable benefit of the Holders pursuant to the Security Agreement and will be subject to the written instructions of the Trustee given in accordance with the Security Agreement;

                    (ii)     in accordance with written
instructions received from the Company, the Disbursement Agent shall, unless otherwise instructed by the Trustee, (A) invest amounts on deposit in each of the Collateral Accounts in such "Cash Equivalents" (as such term is defined in the Security Agreement) in the name of the Trustee as the Company may select, (B) invest interest paid on the respective Cash Equivalents referred to in clause (A) above, and reinvest other proceeds of any such respective Cash Equivalents that may mature or be sold, in such Cash Equivalents to be held in the respective Collateral Accounts in the name of the Trustee as the Company may select (the Cash Equivalents referred to in clauses (A) and (B) above being, collectively, "Collateral Investments") and (C) deposit and hold in the respective Collateral Accounts all monies, interest and proceeds that are not invested or reinvested in such Collateral Investments;

                    (iii)     all disbursements and releases
made pursuant to this Agreement shall be made by the Disbursement Agent irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the Disbursement Agent will not seek to recover from the Trustee for any reason any such payment once made;

                    (iv)     all service charges and fees
with respect to this Agreement or the Collateral shall be paid by the Company; and

                    (v)     the Trustee shall be entitled to
exercise any and all rights of the Company in respect of the Collateral in accordance with the terms of the Security Agreement, and the Disbursement Agent shall comply in all respects with such exercise.

                          ARTICLE V

            DISBURSEMENTS FROM THE COLLATERAL ACCOUNT

          SECTION 5.1 Priority Releases. Funds in the Collateral Accounts shall be released by the Disbursement Agent to any account specified by the Trustee, upon receipt of a Trustee's Certificate substantially in the form of Exhibit A hereto (each, a "Trustee's Certificate"), certifying that such funds will promptly be used for the purpose of making payments to Holders of Notes pursuant to the terms of the Indenture if any payment shall become due and payable with respect to the Notes as a result of (i) a Mandatory Redemption, (ii) a Change of Control, or (iii) upon acceleration of the maturity of the Notes following an Event of Default. If funds have not been released (x) from the Collateral Accounts pursuant to either Section 5.1(ii) or (iii), or (y) from the Principal Account pursuant to
Section 5.2(a) on or prior to November 1, 1997, then the Disbursement Agent shall release funds in the Collateral Accounts to any account specified by the Trustee in sufficient time to facilitate the Mandatory Redemption of all outstanding Notes effective on November 30, 1997.

          SECTION 5.2          Disbursement of Principal
Account Funds.   Funds in the Principal Account shall be
disbursed for the account of the Company pursuant to Section 5.4(b) only upon satisfaction of the following conditions:

               (a)     The Company shall have delivered to
the Disbursement Agent, the Trustee and the Representative, not later than one "Business Day" (as such term is defined in the Indenture) prior to the date of any proposed disbursement, a written notice substantially in the form of Exhibit B attached hereto (the "Disbursement Certificate"), requesting the disbursement of all the funds on deposit in the Principal Account and specifying the manner and date of the requested disbursement. The Disbursement Certificate shall be executed by a duly authorized officer of the Company and shall be completed and certified to be accurate by the Company.

               (b)     In addition to the copy of the
Disbursement Certificate referred to above and the documents referred to therein (but without duplication), the Company shall have delivered, or caused the delivery, to the extent available, to the Disbursement Agent, the Trustee and the Representative copies of any written notice or other written evidence issued by MOFTEC approving the Overall Development Plan and any further information or certificates required hereunder and such other information as the Trustee or the Representative may reasonably require to determine the accuracy of the information set forth in the Disbursement Certificate.

               (c)     The Representative shall have
reviewed and approved the Disbursement Certificate and shall have delivered a written notice substantially in the form of Exhibit C attached hereto (the "Representative Certificate") to the Disbursement Agent and the Trustee confirming its approval of the request for disbursement of funds made in the Disbursement Certificate..

               (d)     An Event of Default under the
Indenture shall not have occurred and be continuing.

               (e)     In a simultaneous transaction, (i)
the Company shall have extinguished its "Indebtedness" under the "Existing Secured Debt" (as each such term is defined in the Indenture); (ii) the Company and XCL-China Ltd., a British Virgin Islands company wholly owned by the Company ("XCL-China"), and any other existing "Restricted Subsidiaries" (as such term is defined in the Indenture) (collectively, the "Subsidiary Guarantors"), shall have executed and delivered to the Trustee a supplement to the Indenture in a form reasonably acceptable to the Trustee pursuant to which the Subsidiary Guarantors unconditionally guarantees prompt and complete payment of all the Company's Obligations under the Indenture and the Notes; and (iii) the Company shall have executed and delivered to the Trustee the Pledge Agreement in substantially the form of Exhibit C to the Indenture (together with one or more certificates evidencing all of the issued and outstanding capital stock of all such Subsidiary Guarantors) pursuant to which the Trustee is granted a prior perfected first lien on all of the outstanding capital stock of all such Subsidiary Guarantors for the ratable benefit of the Holders in accordance with the provisions of the Pledge Agreement.

          SECTION 5.3 Disbursement of Capitalized Interest Account Funds. (a) Funds in the Capitalized Interest Account shall be disbursed by the Disbursement Agent as "Paying Agent" (as such term is defined in the Indenture), subject to and in accordance with the provisions of the Indenture, to the Holders of Notes on each "Interest Payment Date" (as defined in the Indenture) through November 1, 1998 (including, without limitation, the Interest Payment Date which falls on November 1, 1997, whether or not the conditions to the disbursement of funds from the Principal Account have been satisfied by such date) in the respective amounts of the interest on the Notes due and payable on such Interest Payment Dates in accordance with the provisions of the Indenture and the Notes.

               (b)     Commencing with the first Business
Day after the funds on deposit in the Principal Account have been disbursed to the Company in accordance with the provisions of Section 5.2(a) and so long as no "Event of Default" as defined in the Indenture, has occurred and is continuing, all interest and other earnings on Collateral Investments held in the Capitalized Interest Account shall be for the Company's account and shall be disbursed to the Company with such frequency and to such accounts as may be designated by the Company in written instructions delivered to the Disbursement Agent.

          SECTION 5.4          Disbursements.

               (a)     In connection with a disbursement
pursuant to Section 5.1 , 5.2(a) or 5.3, the Disbursement Agent shall sell the Collateral Investments held in the applicable Collateral Accounts to fund the required disbursements (1) in accordance with written instructions of
(i) the Trustee, in connection with a disbursement pursuant to Section 5.1, or (ii) the Company, in connection with a disbursement pursuant to Section 5.2(a) or 5.3(b), in either case delivered to the Disbursement Agent at least one Business Day prior to the proposed date of disbursement (as set forth in either the Trustee's Certificate or the Disbursement Certificate, respectively (the "Proposed Date of Disbursement")) or (2) pursuant to Section 5.3(a). Notwithstanding the foregoing, if, on the Proposed Date of Disbursement, the cash on deposit in the relevant Collateral Account is less than the amount of the disbursement to be made on such date, the Disbursement Agent shall make such disbursement as soon as practicable after liquidating all such Collateral Investments in accordance with instructions received from the Trustee or the Company, as the case may be.

               (b)     If (1) the Company has delivered a
Disbursement Certificate, the Representative has delivered the Representative Certificate and the other conditions specified in Section 5.2 have been satisfied, the Disbursement Agent shall make the requested disbursement from the Principal Account in accordance with the instructions set forth in the Disbursement Certificate by the later to occur of (i) the Proposed Date of Disbursement or (ii) the second Business Day after satisfaction of all such conditions or (2) the Trustee shall have delivered its Trustee's Certificate, the Disbursement Agent shall make the requested disbursement from the Collateral Accounts on the Business Day immediately preceding the Proposed Date of Disbursement in accordance with the instructions contained in the Trustee's Certificate (any such date of disbursement hereinabove specified being hereinafter referred to as the "Disbursement Date").


                             ARTICLE VI

                              COVENANTS

          SECTION 6.1          Covenants of the Company.
The Company shall promptly, but no later than thirty (30) days after its receipt of an invoice, pay the reasonable fees of the Disbursement Agent and the Representative in connection with this Agreement and their expenses as provided in Section 8.4(b).

          SECTION 6.2          Covenants of the Trustee.
The Trustee shall give prompt written notice to the Disbursement Agent upon (i) the occurrence of an Event of Default under the Indenture known to it and (ii) the cure or waiver of any such Event of Default known to it.

                       ARTICLE VII

                       ARBITRATION

          SECTION 7.1          Arbitration.  Any
disagreement with respect to the release of funds from the Collateral Accounts, or any related disagreement with respect to the construction, meaning or effect of this Agreement, arising out of this Agreement or concerning the rights or obligations of the parties hereunder shall be submitted to arbitration, one arbitrator to be chosen by the Company, one by the Representative, and a third to be chosen by the first two arbitrators before they enter into arbitration. The arbitrators shall be impartial and shall be active or retired persons with experience in foreign oil and gas exploration and development and/or project finance lending. The third arbitrator chosen by the first two arbitrators shall also have experience in the petroleum exploration and development industry and/or project finance lending.

          In the event that either party should fail to choose an arbitrator within 15 days following a written request by the other party to enter into arbitration, the requesting party may choose two arbitrators who shall, in turn, choose the third arbitrator. If the first two arbitrators have not chosen a third arbitrator at the end of 15 days following the last day of the selection of the first two arbitrators, each of the first two arbitrators shall name three candidates, of whom the other arbitrator shall eliminate two, and the determination of the third arbitrator shall be made from the remaining two candidates by drawing lots. Each party shall present its case to the arbitrators within 15 days following the date of the appointment of the third arbitrator in accordance with the then obtaining procedures established by the American Arbitration Association or such other rules and procedures as the parties may mutually agree upon. The decision of a majority of the three arbitrators shall be final and binding upon both parties. Judgement may be entered upon the arbitration award in any court having jurisdiction. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other the expense of the third arbitrator and of the arbitration. In the event that the two arbitrators are chosen by one party, as above provided, the expense of the arbitrators and the arbitration shall be equally divided between the two parties. Any such arbitration shall take place in New Orleans, Louisiana unless some other location is mutually agreed upon by the parties. The arbitrators shall resolve any dispute arising hereunder in a manner consistent with the intent of the parties as expressed in this Agreement. The arbitrators shall not award any punitive, consequential or exemplary damages or any amount in excess of the amount to be released from the Collateral Accounts. All rewards by the arbitrators shall be payable solely from the amounts on deposit in the Collateral Accounts.

                       ARTICLE VIII

                      MISCELLANEOUS

          SECTION 8.1          Amendments, Etc.  No
amendment, modification or waiver of any provision of this Agreement may be made except by written agreement of the parties hereto and, with respect to the Company and the Trustee, in accordance with Article Nine of the Indenture.

          SECTION 8.2          Notices, Etc.  All notices
and other communications required or permitted hereunder shall be in writing and shall be sufficiently given if made by hand delivery, by telex, by facsimile or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

          To the Disbursement Agent:

          Fleet National Bank
          777 Main Street
          Hartford, CT  06115

          Attention:     Corporate Trust Administration
                    Ref:  XCL Ltd.

          To the Trustee:

          Fleet National Bank
          777 Main Street
          Hartford, CT  06115

          Attention:     Corporate Trust Administration
                    Ref:  XCL Ltd.

          To the Representative:

          Herman J. Schellstede & Associates, Inc.
          154 Duperier Avenue
          New Iberia, LA  70560

          Attention:  Mr. Herman J. Schellstede

          To the Company:

          XCL Ltd.
          110 Rue Jean Lafitte
          Lafayette, Louisiana  70508
          Attention:  Marsden W. Miller, Jr.

          With a copy to:

          Gordon Arata McCollam & Duplantis, L.L.P.
          625 East Kaliste Saloom Road
          P.O. Box 81829
          Lafayette, Louisiana  70508
          Attention:  Benjamin B. Blanchet, Esq.

          Any party hereto may by notice to each other party designate such additional or different addresses as shall be furnished in writing by such party. Any notice or communication to any party shall be deemed to have been given or made as of the date so delivered, if personally delivered; when answered back, if telexed; when receipt is acknowledged, if faxed; five calendar days after mailing, if sent by registered or certified mail: and one business day after mailing, if sent by overnight delivery service (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

          SECTION 8.3          No Waiver; Remedies. No
failure on the part of the Disbursement Agent, the Trustee or any Holder to exercise, and no delay in exercising, any right under this Agreement or the Security Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          SECTION 8.4          Indemnity and Expenses.

               (a)     The Company agrees to indemnify the
Trustee, the Holders, the Disbursement Agent and the Representative (the "Indemnified Parties") from and against any and all claims, losses and liabilities directly or indirectly caused by, related to or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from (i) valid claims of the Company against such Indemnified Party arising out of a breach of this Agreement by such Indemnified Party or (ii) such Indemnified Party's bad faith, gross negligence or willful misconduct, in either case, as determined by a final judgment of a court of competent jurisdiction.

               (b)     The Company shall, promptly upon
demand, pay to the Disbursement Agent, the Trustee and the Representative the amount of any and all reasonable expenses, including the reasonable fees and expenses of their respective counsel and of any experts and agents, that the Disbursement Agent, the Trustee or the Representative may incur in connection with (i) this Agreement, (ii) the exercise or enforcement of any rights hereunder or (iii) the failure by the Company to perform or observe any of the provisions hereof.

               (c)     The making of any disbursement or
part thereof shall not constitute an approval or acceptance of the Development Program by the Trustee, the Representative or the Disbursement Agent, nor shall it give rise to any liability or responsibility related to:

                    (i)     the terms, provisions and
     conditions of the Development Program, its efficacy the nature of the work, the quantity of the work, the rate or progress in completion of the work, or the sufficiency of materials or labor to be supplied in connection implementing the Development Program; and

                    (ii)     any errors, omissions,
     inconsistencies or other defects of any nature in the Development Program and any inquiry with respect to the Development Program that either the Trustee, the Disbursement Agent or the Representative may choose to make, whether through any consulting engineer, agent or employee or officer, shall be solely for the Trustee or the Disbursement Agent's or the Representative's information, and under no circumstances will any such inspection be deemed to have been made for the purpose of supervising or superintending the work or for the information or protection of any right or interest of any Persons other than the Trustee, the Disbursement Agent or the Holders.

               (d)     In no event shall the Trustee, the
Disbursement Agent or the Representative be liable for any Liens which may be filed by third parties against the Collateral Accounts or the Company's direct and indirect interests in the Zhao Dong Block, except as contemplated herein, or in the Security Agreement or the Pledge
Agreement.

          SECTION 8.5          Execution in Counterparts.
This Agreement may be executed in any number of separate counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. A complete set of counterparts shall be lodged with the Trustee.

          SECTION 8.6 Relationship of Trustee. The Trustee and the Disbursement Agent shall not be under any responsibility in respect of the validity or sufficiency of this Agreement or the execution and delivery hereof or in respect of the validity or sufficiency of this Agreement or the execution and delivery hereof or in respect of the validity or sufficiency of any document or agreement delivered in connection herewith, including, but no limited to, any document or agreement the forms of which are attached hereto as Exhibits to this Agreement. Neither the Trustee nor the Disbursement Agent shall be accountable for the use or application of the funds in the Collateral Accounts or for disbursements therefrom, except as set forth in the Indenture and this Agreement.

          SECTION 8.7          Governing Law.  This
Agreement shall be construed in accordance with, and this Agreement and the transactions described herein shall be governed by, the laws of the State of New York as to all issues, including (without limitation) issues of validity, interpretation, effect, performance and remedies.

          SECTION 8.8 Waiver of Jury Trial. EACH OF THE COMPANY, THE TRUSTEE, THE DISBURSEMENT AGENT AND THE REPRESENTATIVE HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

          SECTION 8.9 Certain Rights. Neither the Disbursement Agent, the Representative, the Trustee, the Company, nor any of the Holders shall have any rights with respect to the Collateral Accounts except as specifically set forth in the Indenture, the Security Agreement, and this Agreement.

          SECTION 8.10 Confidentiality. The parties agree that they and their employees have maintained and will maintain, in confidence, all data, summaries, reports or information of all kinds, whether oral or written, provided pursuant to this Agreement or acquired or developed in any manner from the other party's personnel or files (the "Confidential Information"), and that they have not and will not reveal the same to any Persons not employed by the other party except: (a) at the written direction of such party;
(b) to the extent necessary to comply with the law, reporting requirements imposed by the Securities and Exchange Commission, or the valid order of a court of competent jurisdiction, in which event the disclosing party shall so notify the other party as promptly as practicable (and, if possible, prior to making any disclosure) and shall seek confidential treatment of such information, or in connection with any arbitration proceeding; (c) as part of its normal reporting or review procedure to its parent company, its auditors and its attorneys, and such parent company, auditors and attorneys agree to be bound by the provisions of this Section; (d) in order to enforce any of its rights pursuant to, or in any other dispute with respect to, this Agreement; (e) if, at the time of disclosure to the recipient, the Confidential Information is in the public domain; (f) if, after disclosure to the recipient, the Confidential Information becomes part of the public domain by written publication through no fault of the recipient; or
(g) to any one or more Holders and their representatives and agents.

          SECTION 8.11     Termination.  This Agreement
shall terminate automatically thirty (30) days following disbursement of all funds remaining in the Collateral
Accounts.

          SECTION 8.12     Invalidity.  If, for any reason
whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, it is the parties' intent that such circumstances shall not have the effect of rendering any of the other provisions of this Agreement imperative, enforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate to the maximum extent possible, the parties' intent.

          SECTION 8.13 Assignment. This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties or as provided in
Section 2.4. In any event, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

          SECTION 8.14     Entire Agreement.     This
Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may only be amended as provided herein.

          SECTION 8.15     Captions.     Captions in this
Agreement are for convenience only and shall not be considered or referred to in resolving questions or interpretation of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              XCL LTD.


                              By:_____________________
                                 Name:
                                 Title:



                              FLEET NATIONAL BANK,
                                 as Trustee



                              By:_________________________
                                  Name:
                                  Title:


                              FLEET NATIONAL BANK, as
                               Disbursement Agent


                              By:_________________________
                                  Name:
                                  Title:


                         HERMAN J. SCHELLSTEDE &
                              ASSOCIATES,
                              INC., as Representative


                              By:_________________________
                                  Name:
                                  Title: